Annual Report

New Jersey
Tax-Free
Bond Fund

February 28, 2002


T. Rowe Price

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3

  Portfolio Strategy                                                4

  Outlook                                                           5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            15

Statement of Changes in Net Assets                                 16

Notes to Financial Statements                                      17

Report of Independent Accountants                                  21

Tax Information                                                    22

Annual Meeting Results                                             23

Information About the Fund's Directors                             24

Information About the Fund's Officers                              27



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Highlights
--------------------------------------------------------------------------------

o Low interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for municipal bonds.

o The New Jersey Tax-Free Bond Fund generated a modest six-month gain and a solid 12-month return that outperformed the peer funds average.

o Intermediate-maturity and several lower-quality investment-grade credits provided the fund's best returns.

o The yields offered by tax-exempt securities remain attractive compared with Treasury yields, and we remain constructive on our outlook for New Jersey municipals.


Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 2/28/02                           6 Months            12 Months

  New Jersey Tax-Free
  Bond Fund                                           1.39%                6.46%

  Lipper New Jersey Municipal
  Debt Funds Average                                  0.95                 5.68
--------------------------------------------------------------------------------

Price and Yield

                                                   8/31/01              2/28/02

Price Per Share                            $         11.61      $         11.50

Dividends Per Share

  For 6 Months                                        0.28                 0.26
  For 12 Months                                       0.55                 0.54

30-Day Dividend Yield*                                4.72%                4.72%

30-Day Standardized

Yield to Maturity                                     4.04                 4.02
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

Low interest rates, a sluggish economy, and minimal inflation created a favorable backdrop for municipal bonds and your fund for both the six-month and one-year periods ended February 28, 2002. Intermediate-term bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. The ride was not uniformly smooth: rising supply and better-than-expected economic data led to temporary setbacks in the fourth quarter. By early 2002, however, investors again took advantage of the steady results and strong tax-equivalent yields available in the municipal market.


ECONOMY AND INTEREST RATES

     The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

     However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter-11 reductions overall in 2001-to put short-term rates at historic lows.

     The economy reacted with clear signs of improvement, as rapid inventory liquidation enhanced production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

     Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter reduced gains. An equity rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter-new municipal issuance in 2001 rose 43% overall and was the second highest ever at $286 billion-pressuring municipal bond prices and pushing up yields. However, New Jersey tax-exempt debt increased a mere 13% for the year, with demand far outstripping supply.


                              New Jersey Bond Yield Index

     02/28/01                            5.12
                                         5.12
                                         5.28

     05/02                               5.16
                                         5.12
                                         5.03

     08/02                               4.90
                                         5.11
                                         4.95

     11/02                               5.12
                                         5.26
                                         5.13

     02/28/02                            5.06


Source: T. Rowe Price Associates.


     Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bonds beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and the full fiscal year.

     Within the overall market, high-yield securities lagged. The events of September 11 hit the transportation sector particularly hard, including airport and airline-related bonds. Toll road revenue projects also performed poorly as investors questioned traffic expectations on newly constructed roads. On the other hand, health care sectors adjusted well to a more stringent reimbursement environment and surprised on the upside.


MARKET NEWS

     New Jersey's economy slowed significantly in the six-month period ended February 28, reflecting weak economic conditions across the country. In prior years, rising personal income tax revenues provided ample flexibility both to fund tax cuts and to expand services. However, personal income tax revenues in fiscal 2002's first eight months were approximately 15% below earlier estimates. Because of the recent revenue shortfall, New Jersey now faces significant budgetary challenges in its current year (ending June 30) and coming fiscal year.

     The state's approach to remedying this budget gap includes cost cutting, suspending appropriations, and deploying reserves. Balancing next year's budget will prove challenging, especially if the Governor draws too heavily on reserves this year. In light of the current fiscal difficulties, Moody's Investors Service recently downgraded the state's general obligation debt rating from Aa1 to Aa2. Standard & Poor's has warned that it is also considering a downgrade of its AA+ rating. While we expect the state to continue to demonstrate strong financial management and make necessary adjustments to preserve its creditworthiness, the stability of its credit rating hinges on addressing the budgetary imbalance in a timely manner.


PORTFOLIO STRATEGY

     The New Jersey Tax-Free Bond Fund generated returns of 1.39% and 6.46% for the 6- and 12-month periods, respectively, easily outperforming its Lipper peer group average. Dividends per share declined only slightly over the last six months, but an $0.11 price decline since August was a drag on returns. The fund's below-average expense ratio also contributed to superior relative performance. The fund's 30-day standardized yield was 4.02%-equivalent to a 6.18% yield on a taxable fund for investors in the 35% tax bracket.


Portfolio Characteristics
--------------------------------------------------------------------------------

  Periods Ended                                    8/31/01              2/28/02

  Weighted Average

  Maturity (years)                                    17.6                 17.0
  Weighted Average Effective

  Duration (years)                                     6.4                  6.6
  Weighed Average Quality*                             AA-                  AA-
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     Our strategy was to maintain the fund's duration in a neutral range. As interest rates rose in recent months, bond prices declined moderately. At the end of the fiscal year, duration stood at 6.6 years, modestly higher than 6.4 years six months ago. (Duration is a measure of price sensitivity to changing interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in interest rates, and vice versa.) Our low cash reserves and strategy of remaining fully invested to maximize yield proved beneficial as well.

     The fund's weighted average quality remained unchanged at AA-. Several of our best-performing issues in the past six months were lower-rated hospital and health care issues. Among our new purchases, we concentrated on bonds in the 20-year range (rather than 30 years), defensive issues with higher coupons, and housing finance revenue issues.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   8/31/01              2/28/02

  General Obligations - Local                           18%                  16%


  Hospital Revenue                                      10                   10

  Prerefunded Bonds                                     10                   10

  Educational Revenue                                    9                    9

  Housing Finance Revenue                                7                    9

--------------------------------------------------------------------------------

     These defensive shifts were designed to insulate the fund from potentially higher interest rates down the road. Additionally, we trimmed our position in local New Jersey bonds, and took some profits from several lower coupon bonds that garnered strong retail demand and had limited upside potential. For the near term, we expect to maintain a neutral posture with any additions to the fund being defensive in nature.


OUTLOOK

     With the economy at a critical point, we view the next six months with a combination of optimism and caution. The blend of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

     Yet, there are many reasons to remain optimistic about the municipal market as long as an economic recovery does not emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

     We also think that strong demand will provide support for the market at current levels. Bonds-both taxable securities and tax-exempt municipals-have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

     We will be ever watchful as we monitor New Jersey's income and sales tax receipts for state and local issuers. Although quality has remained high to date, pockets of weakness may emerge with a prolonged transition to economic recovery. We will rely upon our strong credit research resources to offset these risks.

     We thank you for your continued confidence in our ability to deliver outstanding, tax-free results over the long term.

     Respectfully submitted,
     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee

     March 14, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW JERSEY TAX-FREE BONDFUND
--------------------------------------------------------------------------------

                                                     Lipper
                                                 New Jersey
                                       Lehma      Municipal
                                       Broth           Debt          New Jersey
                                       Munic          Funds            Tax-Free
                                       Bond         Average           Bond Fund

  2/29/92                              10,00         10,000              10,000
  2/28/93                              11,37         11,434              11,590
  2/28/94                              12,00         12,055              12,282
  2/28/95                              12,23         12,143              12,327
  2/29/96                              13,58         13,306              13,642
  2/28/97                              14,33         13,928              14,266
  2/28/98                              15,64         15,135              15,584
  2/28/99                              16,60         15,960              16,490
  2/29/00                              16,25         15,305              15,821
  2/28/01                              18,26         17,143              17,748
  2/28/02                              19,51         18,178              18,894
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


  Periods
  Ended 2/28/02          1 Year          3 Years          5 Years       10 Years
--------------------------------------------------------------------------------

  New Jersey
  Tax-Free
  Bond Fund                6.46%            4.64%            5.78%         6.57%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE
Beginning of pe$   11.33   $   10.62   $   11.62   $   11.51   $   11.08

Investment activities
  Net investment
  income (loss)     0.54        0.55        0.54        0.55*       0.57*

  Net realized
  and unrealized
  gain (loss)       0.17        0.71       (1.00)       0.11        0.43

  Total from
  investment
  activities        0.71        1.26       (0.46)       0.66        1.00

Distributions
  Net investment
  income           (0.54)      (0.55)      (0.54)      (0.55)      (0.57)

NET ASSET VALUE

End of
  period       $   11.50   $   11.33   $   10.62   $   11.62     $1 1.51
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return (diamond     6.46%      12.18%      (4.06)%      5.81%*      9.24%*

Ratio of total
expenses to average
net assets          0.60%       0.63%       0.65%       0.65%*      0.65%*

Ratio of net
investment income
(loss) to average
net assets          4.80%       5.04%       4.84%       4.72%*      5.05%*

Portfolio
turnover rate       17.0%       24.6%       50.2%       25.5%       34.3%

Net assets, end
of period
(in thousands) $ 129,504   $ 121,824   $ 104,298   $ 121,637   $  99,765
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Statement of Net Assets                                   Par      Value
--------------------------------------------------------------------------------
                                                           In thousands

NEW JERSEY  97.1%

Bordentown Sewage Auth.,
  5.50%, 12/1/25 (FGIC Insured)            $         1,300      $         1,364

Cape May PCR, Atlantic City Electric
  6.80%, 3/1/21 (MBIA Insured)                       1,520                1,887

Egg Harbor Township School Dist., GO
  5.00%, 7/15/16 (FGIC Insured)                      1,250                1,299

Essex County Improvement Auth., GO
         County Correctional Fac.
  5.75%, 10/1/30 (FGIC Insured)                      1,500                1,614

Franlkin Township Somerset County, GO
 Board of Ed., 5.00%,
  8/15/25 (FSA Insured)                              1,150                1,154

Gloucester County Improvement Auth. IDR
  Waste Management, 6.85%, 12/1/09                   1,100                1,221

  Hopewell Valley Regional School Dist., GO
  5.00%, 8/15/15 (FGIC Insured)                      2,000                2,081

Hudson County Improvement Auth., GO
 Union City Lease Project
  5.20%, 7/15/24 (FGIC Insured)                      2,000                2,039

Jersey City, GO, School Bonds,
  6.50%, 2/15/04                                       500                  512

Mercer County Public Improvement Auth., GO
  Solid Waste, 5.75%, 9/15/16                        2,000                2,165

Middlesex County PCR, Amerada Hess,
  6.875%, 12/1/22                                    1,500                1,529

Middlesex County Utilities Auth., Sewer
  6.25%, 8/15/10 (MBIA Insured)                        500                  565

Morris County, GO, 5.25%, 11/15/20                     725                  748

  New Jersey, GO
  5.50%, 5/1/17                                      1,000                1,113

  7.05%, 7/15/12
  (Prerefunded 7/15/05!) (triangle)                  1,335                1,531

New Jersey Building Auth.,
  5.375%, 6/15/19                                    3,000                3,112

New Jersey Economic Dev. Auth.
 American Water, 6.875%, 11/1/34
  (FGIC Insured) (triangle)                          1,000                1,110

Continental Airlines,
  7.00%, 11/15/30 (triangle)                         1,000                  888

Educational Testing, 4.75%,
  5/15/25 (MBIA Inured)                              2,250                2,173

First Mortgage Presbyterian,
  6.375%, 11/1/31                                      800                  778

Franciscan Oaks, 5.75%, 10/1/23                        375                  316

 Harrogate
  5.50%, 12/1/06                           $           400      $           413

  5.65%, 12/1/08                                       200                  201

  5.75%, 12/1/16                                       500                  466

  5.875%, 12/1/26                                    1,000                  920

 Kapkowski Road Landfill, Zero Coupon,
  4/1/10                                             1,025                  662

 Keswick Pines, 5.75%, 1/1/24                          850                  754

 Lawrenceville School, 5.75%, 7/1/16                 2,000                2,136

 Masonic Charity
  5.50%, 6/1/31                                      1,000                1,031

  6.00%, 6/1/25                                      1,000                1,089

 Natural Gas
  VRDN (Currently 1.05%)
  (AMBAC Insured)                                      600                  600

  VRDN (Currently 1.30%)
  (AMBAC Insured) (triangle)                           700                  700

  4.00%, 10/31/04 (triangle)                           200                  200

 Saint Barnabas
  Zero Coupon, 7/1/16
  (MBIA Insured)                                     3,500                1,770

 School Facilities Construction
  5.25%, 6/15/19 (AMBAC Insured)                     1,500                1,554

 The Evergreens, 6.00%, 10/1/22                        965                  881

 The Seeing Eye, 6.20%, 12/1/24                      1,000                1,110

Transitional Project, 6.00%,
  5/1/16 (FSA Insured)                               1,000                1,101

 Winchester Gardens, 8.625%, 11/1/25                   500                  534

New Jersey EFA
 Capital Improvement
  5.00%, 9/1/19 (FSA Insured)                        1,365                1,382

  5.125%, 9/1/15 (FSA Insured)                       1,300                1,361

 Monmouth Univ.
  5.25%, 7/1/09                                        480                  510

  5.60%, 7/1/12                                        450                  478

 Princeton Univ.
  5.875%, 7/1/14
  (Prerefunded 7/1/04!)                              1,050                1,138

 Ramapo College
  5.00%, 7/1/25
  (AMBAC Insured)                          $           600      $           600

 Rider University, 5.00%, 7/1/17                       500                  504

 Rowan College
  6.00%, 7/1/21 (AMBAC Insured)
  (Prerefunded 7/1/06!)                              1,000                1,129

 Stevens Institute Technology,
  5.375%, 7/1/11                                       585                  623

New Jersey, Environmental Infrastructure,
  5.25%, 9/1/20                                      1,500                1,556

New Jersey HFFA
 Atlantic City Medical Center,
  6.80%, 7/1/11                                      2,000                2,072

 Bayonne Hosp., 4.75%, 7/1/27
  (FSA Insured)                                      2,000                1,919

 Bayshore Community Hosp., 5.00%,
  7/1/22                                             1,000                  987

 Hackensack Univ. Medical Center,
  6.00%, 1/1/34                                      1,750                1,809

 Irvington General Hosp.
  5.875%, 8/1/06 (Prerefunded 8/1/04!)                 610                  674

  6.375%, 8/1/15 (Prerefunded 8/1/04!)                 500                  558

 Kennedy Health Systems, 5.50%, 7/1/21               1,000                  983

 Robert Wood Johnson Univ. Hosp.,
  5.75%, 7/1/25                                      1,500                1,574

 Saint. Peters Univ. Hosp., 6.875%,
  7/1/30                                             1,000                1,043

 Saint. Elizabeth Hosp.
  6.00%, 7/1/14                                        750                  748

  6.00%, 7/1/20                                        570                  556

New Jersey Higher Ed. Assistance Auth.
  5.80%, 6/1/16 (MBIA Insured)
  (triangle)                                         1,025                1,101

  6.00%, 6/1/15 (MBIA Insured)
  (triangle)                                         2,000                2,174

New Jersey Highway Auth., Garden State Parkway,
  5.75%, 1/1/13                                      2,000               2 ,222

New Jersey Housing & Mortgage Fin. Agency
 Home Buyer
  5.70%, 10/1/17
  (MBIA Insured)                                     1,500                1,574

  5.90%, 10/1/29
  (MBIA Insured) (triangle)                          1,395                1,445

  6.35%, 10/1/27
  (MBIA Insured) (triangle)                          1,980                2,070

  7.10%, 11/1/11                                       300                  306

  7.10%, 11/1/12                                       175                  179

 Multi-Family
  5.20%, 5/1/14 (FSA Insured)                        1,995                2,005


  5.50%, 5/1/22

(FSA Insured) (triangle)                             500               503

  5.55%, 11/1/09 (FSA Insured)                       1,000                1,083

  5.70%, 5/1/20 (FSA Insured)              $         1,000      $         1,047

  6.25%, 11/1/26 (FSA Insured)                       1,000                1,071

New Jersey Sports & Exposition Auth.
 Monmouth Park
  8.00%, 1/1/25
  (Prerefunded 1/1/05!)                                650                  756

New Jersey Transit, 5.50%,
  2/1/08 (AMBAC Insured)                             3,000                3,307

New Jersey Transportation Trust Fund Auth.
  5.00%, 12/15/21 (MBIA Insured)                     1,000                1,008

  5.125%, 6/15/15                                    1,635                1,776

  6.00%, 12/15/19
  (MBIA Insured)                                     1,250                1,398

New Jersey Turnpike Auth.
  5.50%, 1/1/25
  (MBIA Insured)                                     1,025                1,071

  10.375%, 1/1/03
  (Escrowed to Maturity)                               430                  462

New Jersey Wastewater Treatment Trust
  6.30%, 4/1/10
  (Prerefunded 4/1/04!)                              1,180                1,301

  6.375%, 4/1/11
  (Prerefunded 4/1/04!)                                200                  221

North Hudson Sewage Auth.
         Water & Sewer
  Zero Coupon, 8/1/20
  (MBIA Insured)                                     2,500                  992

  5.25%, 8/1/18 (FGIC Insured)                       2,000                2,070

Ocean County, GO
  5.125%, 9/1/18                                     1,590                1,640

  5.35%, 12/1/17                                     1,695                1,793

Ocean County Utilities Auth., Wastewater
  6.30%, 1/1/11 (Prerefunded 1/1/05!)                1,300                1,440

Port Auth. of New York & New Jersey
  5.125%, 1/15/36                                    1,000                  969

  5.875%, 9/15/15
  (FGIC Insured) (triangle)                          1,000                1,084

  6.125%, 7/15/22 (triangle)                         1,000                1,033

  6.125%, 6/1/94                                     1,000                1,114

  6.50%, 7/15/19 (FGIC Insured) (triangle)             500                  531

  6.50%, 11/1/26                                     1,000                1,011

  6.75%, 10/1/11 (triangle)                          1,000                1,040

Salem County PCR
  5.75%, 4/1/31 (triangle)                           1,000                  988

  E. I. Du Pont, 6.50%, 11/15/21 (triangle)          2,000                2,043

Public Service Electric & Gas Co.
  6.25%, 6/1/31 (MBIA Insured)             $         1,500      $         1,643

South Brunswick Township Board of Ed., GO
  6.40%, 8/1/09 (FGIC Insured)
  (Prerefunded 8/1/05!)                              1,250                1,401

  6.40%, 8/1/10 (FGIC Insured)
  (Prerefunded 8/1/05!)                              1,500                1,681

South Jersey Transportation Auth.,
  Raytheon Aircraft Service,
  6.15%, 1/1/22 (triangle)                             660                  652

Union County PCR, Exxon Mobil,
  VRDN (Currently 1.15%)                             1,400                1,400

Wanaque Valley Regional Sewage Auth., GO
  5.75%, 9/1/18 (AMBAC Insured)                      3,115                3,484

Winslow Township Board of Ed., GO
  5.20%, 8/1/16 (FGIC Insured)                       2,010                2,100

Total New Jersey (Cost $118,814)                                        125,714


PUERTO RICO  4.7%

  Children's Trust Fund, 6.00%, 7/1/26               1,500                1,574

Puerto Rico, GO
  5.50%, 7/1/13 (FGIC Insured)                         500                  557

  6.45%, 7/1/17 (Prerefunded 7/1/04!)                  500                  559

Puerto Rico Highway & Transportation Auth.
  5.00%, 7/1/36                                        500                  485

  5.50%, 7/1/18                                        500                  519

  6.625%, 7/1/12                                     1,000                1,033

Puerto Rico Infrastructure Fin.
  Auth., 7.50%, 7/1/09                                 105                  107

Puerto Rico Public Buildings Auth., GO
  Zero Coupon, 7/1/31 (AMBAC Insured)                2,000                1,198

  Total Puerto Rico (Cost $5,716)                                         6,032


DELAWARE  0.8%

Delaware River & Bay Auth.
  5.50%, 1/1/15 (AMBAC Insured)                        500                  542

  5.50%, 1/1/16 (AMBAC Insured)                        500                  538

  Total Delaware (Cost $995)                                              1,080

Total Investments in Securities
  102.6% of Net Assets (Cost $125,525)                          $       132,826


  Other Assets Less Liabilities                                          (3,322)


NET ASSETS        $        129,504

Net Assets Consist of:

Undistributed net investment
income (loss)                                                   $            74


Undistributed net realized gain (loss)                                   (2,851)


Net unrealized gain (loss)                                                7,301


Paid-in-capital applicable to 11,262,651 no par value shares of beneficial interest outstanding; unlimited number of shares authorized1 24,980

NET ASSETS                                                      $       129,504

NET ASSET VALUE PER SHARE                                       $         11.50
--------------------------------------------------------------------------------

(triangle)        Interest subject to alternative minimum tax

         !        Used in determining portfolio maturity

     AMBAC        AMBAC Indemnity Corp.

       EFA        Educational Facility Authority

      FGIC        Financial Guaranty Insurance Company

       FSA        Financial Security Assurance Corp.

        GO        General Obligation

      HFFA        Health Facility Financing Authority

       IDR        Industrial Development Revenue

      MBIA        Municipal Bond Investors Assurance Corp.

       PCR        Pollution Control Revenue

      VRDN        Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/02

Investment Income (Loss)

Interest income                                            $    6,840

Expenses
  Investment management                                           532

  Custody and accounting                                           97

  Shareholder servicing                                            87

  Prospectus and shareholder reports                               24

  Legal and audit                                                  11

  Trustees                                                          8

  Registration                                                      2

  Proxy and annual meeting                                          1

  Miscellaneous                                                     4

  Total expenses                                                  766

  Expenses paid indirectly                                         (2)

  Net expenses                                                    764

Net investment income (loss)                                    6,076

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                      435

  Futures                                                         (13)

  Net realized gain (loss)                                        422

Change in net unrealized gain or loss

  Securities                                                    1,432

  Futures                                                          11
  Change in net
  unrealized gain
  or loss                                                       1,443

Net realized and
unrealized gain (loss)                                          1,865

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    7,941
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/02              2/28/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         6,076      $         5,520

  Net realized gain (loss)                             422                  411

  Change in net unrealized gain or loss              1,443                6,771

  Increase (decrease) in net assets from op          7,941               12,702

Distributions to shareholders
  Net investment income                             (6,049)              (5,520)

Capital share transactions *
  Shares sold                                       23,030               23,863

  Distributions reinvested                           4,806                4,340

  Shares redeemed                                  (22,048)             (17,859)


  Increase (decrease) in net assets from capital
  share transactions                                 5,788               10,344


Net Assets
Increase (decrease) during period                    7,680               17,526

Beginning of period                                121,824              104,298


End of period                              $       129,504      $       121,824


*Share information
Shares sold                                          2,019                2,171

Distributions reinvested                               422                  395

Shares redeemed                                     (1,935)              (1,633)

Increase (decrease) in shares outstanding              506                  933
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANTACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide the highest level of income exempt from federal and New Jersey income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New Jersey municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide-Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its securities, and corresponding unrealized gain/loss thereon, in the amount of $45,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended February 28, 2002, the effect of this change was to increase net investment income by $27,000 ($0.002 per share), decrease net realized gain/loss on securities by $7,000, and decrease net unrealized gain/loss on securities by $20,000 ($0.002 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENTTRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended February 28, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $31,675,000 and $21,036,000, respectively, for the year ended February 28, 2002.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended February 28, 2002, totaled $6,049,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2002, the tax-basis components of net assets were as follows:
     ---------------------------------------------------------------------------

     Unrealized appreciation                               $7,690,000

     Unrealized depreciation                                 (408,000)

     Net unrealized appreciation (depreciation)             7,282,000

     Undistributed tax-exempt income                            9,000

     Capital loss carryforwards                            (2,767,000)

     Distributable earnings                                 4,524,000

     Paid-in capital                                       124,980,000

     Net assets                                            $129,504,000
     ---------------------------------------------------------------------------

     Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $85,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, amortization of $65,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28, 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $444,000 of capital loss carryforwards. As of February 28, 2002, the fund had $145,000 of capital loss carryforwards that expire in 2005, $1,509,000 that expire in 2008, and $1,113,000 that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the fund recorded the following permanent reclassifications which relate primarily to the character of market discount at time of sale as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.
     ---------------------------------------------------------------------------

     Undistributed net investment income                   $   (7,000)

     Undistributed net realized gain                            2,000

     Paid-in capital                                            5,000
     ---------------------------------------------------------------------------

     At February 28, 2002, the cost of investments for federal income tax purposes was $125,544,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $42,000 was payable at February 28, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $136,000 for the year ended February 28, 2002, of which $12,000 was payable at period end.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New Jersey Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2002


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $6,020,000 which qualified as exempt-interest dividends.

--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund

Annual Meeting Results

The T. Rowe Price New Jersey Tax-Free Bond Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

--------------------------------------------------------------------------------
M. David Testa
         Affirmative:      183,180,605.256
         Withhold:           4,528,111.970
         Total:            187,708,717.226

William T. Reynolds
         Affirmative:      183,173,071.506
         Withhold:           4,535,645.720
         Total:            187,708,717.226

Calvin W. Burnett
         Affirmative:      182,719,672.581
         Withhold:         4,989,044.645
         Total:            187,708,717.226

Anthony W. Deering
         Affirmative:      183,143,821.987
         Withhold:           4,564,895.239
         Total:            187,708,717.226

Donald W. Dick, Jr.
         Affirmative:      183,261,134.919
         Withhold:           4,447,582.307
         Total:            187,708,717.226

David K. Fagin
         Affirmative:      182,970,369.835
         Withhold:           4,738,347.391
         Total:            187,708,717.226

F. Pierce Linaweaver
         Affirmative:      182,889,310.438
         Withhold:           4,819,406.788
         Total:            187,708,717.226

Hanne M. Merriman
         Affirmative:      183,193,140.931
         Withhold:           4,515,576.295
         Total:            187,708,717.226

John G. Schreiber
         Affirmative:      183,268,829.488
         Withhold:           4,439,887.738
         Total:            187,708,717.226

Hubert D. Vos
         Affirmative:      182,943,583.574
         Withhold:           4,765,133.652
         Total:            187,708,717.226

Paul M. Wythes
         Affirmative:      182,764,811.535
         Withhold:           4,943,905.691
         Total:            187,708,717.226

James S. Riepe
         Affirmative:      183,258,966.233
         Withhold:           4,449,750.993
         Total:            187,708,717.226

--------------------------------------------------------------------------------

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         of Public
of Birth     Fund         Served      5 Years          Director   Companies Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  1993        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
Baltimore, MD
21202
3/16/32
--------------------------------------------------------------------------------

Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   1986        Chairman of                 Company
100 East                              the Board,
Pratt                                 President, and
Street                                Chief Executive
Baltimore, MD                         Officer, The
21202                                 Rouse Company,
1/28/45                               real estate
                                      developers

--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2001        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
Baltimore, MD                         advisory firm
21202
1/27/43
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
Baltimore, MD                         Resources Ltd.,             Canyon
21202                                 and Canyon                  Resources
4/9/38                                Resources, Corp.            Corp
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                1986        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
Baltimore, MD                         environmental
21202                                 and civil
8/22/34                               & engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
Baltimore, MD                                                     Enterprises,
21202                                                             Inc., The
11/16/41                                                          Rouse Company,
                                                                  and US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 1992        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust, Host
Street                                investment                  Marriott
Baltimore, MD                         company;                    Corporation,
21202                                 Senior                      and The Rouse
10/21/46                              Advisor and                 Company,real
                                      Partner,                    estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
Baltimore, MD                         investment
21202                                 company
8/2/33
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2001        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
Baltimore, MD                         capital
21202                                 limited
6/23/33                               partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
William T.    Director     Elected    Director and     97         Not
Reynolds                   1991       Managing Director,          Applicable
100 East                              T. RowePrice and
Pratt Street                          T. Rowe Price
Baltimore, MD                         Group, Inc.
21202
5/26/48
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    97         Not
Riepe                     1986        of the Board,               Applicable
100 East                              Director, and
Pratt                                 Managing Director,
Street                                T. Rowe Price and
Baltimoe, MD                          T. Rowe Price Group, Inc.
21202                                 Chairman of the Board
6/25/43                               and Director; T. Rowe
                                      Price Investment Services,
                                      Inc., T. Rowe Price
                                      Retirement Plan Services,Inc.,
                                      and T. Rowe Price Services,
                                      Inc., Chairman of the Board,
                                      Director, President, and Trust
                                      Officer, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price International
                                      Inc., T. Rowe Price
                                      Global Asset Management Limited,
                                      and T. Rowe Price Global
                                      Investment Services Limited
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
Baltimore, MD                         Officer,
4/22/44                               Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Chairman,
                                      T. Rowe Price
                                      Global Asset
                                      Management Limited;
                                      Vice President and
                                      Director, T. Rowe Price
                                      Trust Company; Director
                                      T. Rowe Price Global
                                      Investment Services
                                      Limited and T. Rowe
                                      Price International, Inc.

--------------------------------------------------------------------------------

*Each director serves until election of a successor.


T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------

Information About the Funds' Officers
--------------------------------------------------------------------------------

Name, Date of Birth, Address, and Principal Occupations
--------------------------------------------------------------------------------

Title and Fund(s) Served
--------------------------------------------------------------------------------

Jeremy N. Baker, 2/27/68
Assistant Vice President, T. Rowe Price; Chartered Financial Analyst

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Linda A. Brisson, 7/8/59
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Joseph A. Carrier, 12/30/60

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Treasurer
--------------------------------------------------------------------------------

Charles B. Hill, 9/22/61

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Henry H. Hopkins, 12/23/42

Managing Director, T. Rowe Price; Director and Managing Director, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price International, Inc. and T. Rowe Price Retirement Plan Services, Inc.; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
--------------------------------------------------------------------------------

Marcy M. Lash, 1/30/63

Assistant Vice President, T. Rowe Price; (1998) formerly Assistant Vice President, underwriting, at Connie Lee Insurance Company

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Patricia B. Lippert, 1/12/53
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services,
Inc

Secretary
--------------------------------------------------------------------------------

Joseph K. Lynagh, 6/9/58

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Corporate Banking Officer with NationsBank; Chartered Financial Analyst

Vice President State Tax-Free Income Trust
--------------------------------------------------------------------------------

Konstantine B. Mallas, 5/26/63

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Trust
--------------------------------------------------------------------------------

Hugh D. McGuirk, 7/6/60

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

David S. Middleton, 1/18/56

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Controller
--------------------------------------------------------------------------------

Mary J. Miller, 7/19/55

Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.

President, State Tax-Free Income Trust
--------------------------------------------------------------------------------

Unless otherwise indicated, the officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.


T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

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          Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services


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Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price, Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
F47-050  2/28/02